SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant - Yes Filed by a Party other than the Registrant - No Check the appropriate box:
 X  Preliminary Proxy Statement          __  Confidential, for Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                         Cousins Properties Incorporated
                (Name of Registrant as Specified in its Charter)
 ------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant) Payment of Filing Fee (Check the appropriate box):
 X   No fee required
___   Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.
      (l)      Title of each class of securities to which transaction applies:

      (2)      Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)      Proposed maximum aggregate value of transaction:

      (5)      Total fee paid:


___ Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (l) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                         COUSINS PROPERTIES INCORPORATED
                      2500 WINDY RIDGE PARKWAY, SUITE 1600
                             ATLANTA, GEORGIA 30339

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 1999
TO THE STOCKHOLDERS OF COUSINS PROPERTIES INCORPORATED:
       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cousins Properties Incorporated (the "Company") will be held on Tuesday, May 4, 1999, at 2:00 p.m., local time, at NationsBank Plaza Conference Center, West Wing Gallery, NationsBank Plaza, 600 Peachtree Street, N.E., Atlanta, Georgia 30308, for the following purposes:
              (1) To elect seven (7) Directors;
              (2) To consider and act upon a proposal to adopt the Cousins Properties Incorporated 1999 Stock Incentive Plan, which plan replaces the existing 1995 Stock Incentive Plan, the Stock Plan for Outside Directors and the Stock Appreciation Right Plan;
              (3) To consider and act upon a proposal to amend the Company's Restated and Amended Articles of Incorporation to increase the number of shares of Common Stock, $1 par value per share, authorized for issuance from 50 million to 150 million shares; and
              (4) To transact such other business as may properly come before the meeting or any adjournments thereof. Only stockholders of record at the close of business on March 17, 1999 will be entitled to notice of and to vote at the meeting. A list of stockholders as of the close of business on March 17, 1999 will be available at the Annual Meeting of Stockholders for examination by any stockholder, his agent or his attorney.
       Your attention is directed to the Proxy Statement submitted with this notice.
                                        By Order of the Board of Directors.
                                        TOM G. CHARLESWORTH
                                        Secretary
Atlanta, Georgia
March 29, 1999
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                         COUSINS PROPERTIES INCORPORATED
                      2500 WINDY RIDGE PARKWAY, SUITE 1600
                             ATLANTA, GEORGIA 30339
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 4, 1999





       The accompanying proxy is solicited by the Board of Directors of Cousins Properties Incorporated (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 4, 1999, at 2:00 p.m. local time, at NationsBank Plaza Conference Center, West Wing Gallery, NationsBank Plaza, 600 Peachtree Street, N.E., Atlanta, Georgia 30308, and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and, where a choice has been specified on the proxy, will be voted in accordance with such specification. If no choice is specified on the proxy with respect to any particular matter to be acted upon, the shares represented by the proxy will be voted in favor of such matter. The presence of holders of a majority of the outstanding shares of Common Stock either in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes are neither counted in establishing a quorum nor voted for or against matters presented for stockholder consideration. Consequently, such broker non-votes have no effect on the outcome of any vote. Abstentions with respect to a proposal are counted for purposes of establishing a quorum. Abstentions, however, are neither counted for or against matters presented for stockholder consideration, and as a result have no effect on the outcome of any vote. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking it or (ii) a duly executed proxy bearing a later date. A stockholder who is present at the Annual Meeting may also revoke his proxy and vote in person if he so desires.

       Only stockholders of record as of the close of business on March 17, 1999 will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 32,038,802 shares of Common Stock, each share being entitled to one vote. No cumulative voting rights are authorized and dissenters' rights for stockholders are not applicable to the matters being proposed. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being given or sent to stockholders is March 29, 1999.

                              ELECTION OF DIRECTORS

       The Board has fixed the number of Directors which shall constitute the full Board for the ensuing year at seven and recommends the election of the nominees listed below, to hold office until the next annual meeting and until their successors are duly elected and qualified. All of such nominees except Ms. Giornelli are members of the present Board. If, at the time of the Annual Meeting, any nominees should be unable to serve or, for good cause will not serve, the persons named in the proxy will vote for such substitute nominees or vote to reduce the number of Directors for the ensuing year, as the Board recommends. The Board has no reason to believe that any substitute nominee or nominees will be required. Except as set forth above, the proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The affirmative vote of a plurality of the shares represented at the meeting and entitled to vote is required to elect the Directors.

       Pursuant to the Company's Bylaws, the Directors could, by a majority vote, increase the number of Directors to up to 12 and fill the vacancies resulting from the increase until the next Annual Meeting. The Directors have not identified any specific persons as potential candidates to add as a Director.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

       The following table sets forth the name of each Director nominee, his or her age, the year he or she was first elected as a Director, the number of shares of Common Stock of the Company beneficially owned by him or her as of February 1, 1999, the percent of the Common Stock of the Company so owned, a brief description of his or her principal occupation and business experience during the last five years, directorships of other publicly held companies presently held by him or her and certain other information.

       Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote, or direct the voting of, such security, or "investment power," which includes the power to dispose of, or to direct the disposition of, such security. A person also is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial economic interest. Except as indicated in the notes to the following table, the persons indicated possessed sole voting and investment power with respect to all shares set forth opposite their names.


                                                                                      Shares of
                                                                                    Common Stock
                                    First                                           Beneficially
                                    Year                                            Owned as of
                                  Elected             Information                   February 1,       Percent of
     Name                  Age    Director       Concerning Nominees (1)              1999 (1)          Class
     ----                  ---    --------       -----------------------            ------------      ----------
Richard W. Courts, II*     63       1985    Chairman of Atlantic Investment         1,436,364 (2)        4.50%
                                            Company (real estate development/
                                            investments) for at least five years.
                                            Director of Southern Mills, Inc;
                                            SunTrust Banks of Georgia, Inc.;
                                            SunTrust Bank, Atlanta; and
                                            Genuine Parts Company.
Thomas G. Cousins          67       1962    Chairman of the Board and               6,299,318 (3)       19.64%
                                            Chief Executive Officer of the
                                            Company; has been employed
                                            by Cousins since its inception.
                                            Director of Shaw Industries, Inc.
Lillian C. Giornelli       38               Chairman and Chief Executive              214,739 (4)       **
                                            Officer of The Cousins Foundation,
                                            Inc. since March 1999. Trustee
                                            of The Cousins Foundation, Inc.
                                            for at least five years.
Terence C. Golden*         54       1996    President, Chief Executive Officer          6,165 (5)       **
                                            and Director of Host Marriott
                                            Corporation since 1995.  Chairman of
                                            Bailey Realty Corporation and Bailey
                                            Capital Corporation for the last
                                            five years.  Director of Prime Retail,
                                            Inc.; and PEPCO.
Boone A. Knox*             62       1969    Chairman of Regions Bank of Central       147,230 (6)       **
                                            Georgia since 1997.  Prior to such
                                            date, Chairman of Allied Bankshares,
                                            Inc. for the last five years.
                                            Director of Merry Land Properties,
                                            Inc.; Director of The Intercept
                                            Group, Inc.; and Trustee of Equity
                                            Residential Properties Trust.
William Porter Payne*      51       1996    Chairman of Orchestrate.com, a              7,345 (7)       **
                                            subsidiary of Premiere Technologies,
                                            Inc. of which he has been Vice Chairman,
                                            Chairman, and Director since July 6,
                                            1998.  Vice Chairman of NationsBank
                                            from February 1, 1997 to July 1, 1998.
                                            Prior to February 1, 1997, President and
                                            Chief Executive Officer of the Atlanta
                                            Committee for the Olympic Games
                                            for the last five years.  Director of
                                            Jefferson Pilot Corporation; Anheuser
                                            Busch, Inc.; and ACSYS, Inc.
Richard E. Salomon*        56       1994    President and Managing Director of         34,200 (8)       **
                                            Spears, Benzak, Salomon & Farrell, Inc.
                                            (investment advisor) for the last
                                            five years.  Director of Boston Properties,
                                            Inc.; Blackstone Alternative Management;
                                            and Key Asset Management, Inc.

* Member of the Audit Committee and the Compensation, Succession, Nominating and Board Structure Committee of the Board of Directors.
**      Less than 1%.

(1) Based upon information furnished by the respective nominees.
(2) Includes a total of 1,398,966 shares as to which Mr. Courts shares voting and investment power. Of these shares (i) 58,501 shares are owned by the Courts Foundation for which Mr. Courts serves as a Trustee and as Chairman,
     (ii) 200,000 shares are held by the Estate of Virginia C. Courts, for which Mr. Courts is co-executor and as to which Mr. Courts disclaims beneficial interest, (iii) 1,127,250 shares are owned by Atlantic Investment Company, and (iv) 13,215 shares are held by Mr. Courts as custodian for his children. Also includes 5,000 shares which may be currently acquired by exercise of options. By virtue of his position with Atlantic Investment Company, Mr. Courts may be deemed to have sole voting and investment power of the shares owned by Atlantic Investment Company. Does not include 7,037 shares owned by Mr. Courts' wife, as to which Mr. Courts disclaims beneficial interest.
(3) Does not include 458,973 shares owned by Mr. Cousins' wife, as to which Mr. Cousins disclaims beneficial interest. Includes 129,663 shares as to which Mr. Cousins shares voting and investment power. Also includes 175,000 shares which may be currently acquired by exercise of options. Because of his beneficial ownership and management position, Mr. Cousins may be deemed to be a control person, as that term is defined by the rules of the Securities and Exchange Commission, of the Company.
(4) Includes 9,216 shares held by Ms. Giornelli as custodian for her children and 3,375 shares held directly by her children. Also includes 338 shares held by the Estate of Lillian W. Cousins, for which Ms. Giornelli is executrix and as to which Ms. Giornelli disclaims beneficial interest.
(5) Includes 5,000 shares which may be currently acquired by exercise of options.
(6) Includes 63,194 shares owned by the Knox Foundation, of which Mr. Knox is a trustee, and 351 shares owned by BT Investments, a partnership of which Mr. Knox is a general partner. Mr. Knox shares voting and investment power with respect to the Knox Foundation and BT Investments shares. Also includes 5,000 shares which may be currently acquired by exercise of options.
(7) Does not include 1,250 shares held by the Estate of John F. Beard, for which Mr. Payne's wife is executrix and as to which Mr. Payne disclaims beneficial interest. Includes 5,000 shares which may be currently acquired by exercise of options.
(8) Does not include 956,984 shares beneficially owned by Key Corp. and its subsidiaries, including Spears, Benzak, Salomon & Farrell, Inc., an investment advisor, as to which Mr. Salomon disclaims beneficial interest. Includes 5,000 shares which may be currently acquired by exercise of options.
       Ms. Giornelli is the daughter of Mr. Cousins. There are no other family relationships among the Director nominees or Executive Officers of the Company.

       The Board of Directors held 4 regular meetings and one special meeting during 1998. The Board had two standing committees - the Audit Committee and the Compensation, Succession, Nominating and Board Structure Committee. Each Committee held one meeting during 1998. Each Director attended at least 75% of all Board of Directors and Committee meetings.

       As described under Committee Report on Compensation, the Compensation, Succession, Nominating and Board Structure Committee sets and administers the policies that govern executive compensation. This committee also has oversight over the Company's management succession and development programs and has oversight over all personnel related matters involving senior officers of the Company. This committee also makes recommendations regarding composition and size of the Board of Directors, considers nominees recommended by stockholders submitted in writing to the Committee at the Company's principal office by
November 30, 1999, reviews qualifications of Board candidates and the effectiveness of incumbent directors, recommends a schedule of fees, tenure and retirement of Board members, recommends a slate of officers of the Company annually, and recommends from time to time the removal and promotion of such officers as well as the appointment of replacements.

       The Audit Committee makes recommendations concerning the engagement or discharge of the Company's independent auditors, reviews with the independent auditors the audit plan and results of the audit engagement, reviews the scope and results of the Company's internal auditing procedures and the adequacy of its accounting controls, reviews the independence of the independent auditors and considers the reasonableness of the independent auditors' audit and non-audit fees.

                               Executive Officers

       The following table sets forth the number and percentage of shares of Common Stock of the Company beneficially owned by the four most highly compensated Executive Officers of the Company other than the Chief Executive Officer, who is included above, and by all Executive Officers and Directors of the Company as a group, as of February 1, 1999.

                                          Shares of Common Stock
                                          Beneficially Owned on
     Name                                  February 1, 1999 (1)    Percent of Class
     ----                                 ----------------------   ----------------

Daniel M. DuPree,
  President and Chief Operating Officer         161,502    (2)            *
Craig B. Jones
  Senior Vice President and
  President - Office Division                    50,695    (3)            *
Joel T. Murphy
  Senior Vice President and
  President - Cousins MarketCenters              48,896    (4)            *
John L. Murphy,
  Senior Vice President                         115,147    (5)            *
Total for all Executive Officers and
  Directors as a group (16 persons)           8,832,340    (6)          26.92%
-----------------

* Less than 1%

(1) Based upon information furnished by the Officers and Directors.
(2) Includes 142,000 shares subject to presently exercisable options and 4,372 shares allocated to Mr. DuPree from the Company's Profit Sharing Plan. Does not include 100,000 shares awarded to Mr. DuPree by the Company under its 1995 Stock Incentive Plan. These shares are subject to certain employment and performance conditions.
(3) Includes 45,600 shares subject to presently exercisable options and 4,312 shares allocated to Mr. Jones from the Company's Profit Sharing Plan. Includes 783 shares held by Mr. Jones as custodian for his minor children, as to which he disclaims beneficial interest.
(4) Includes 45,600 shares subject to presently exercisable options and 3,037 shares held in a self directed account for Mr. Joel Murphy in the Company's Profit Sharing Plan. Does not include 253 shares owned by Mr. Joel Murphy's wife, as to which Mr. Joel Murphy disclaims any beneficial interest.
(5) Includes 103,000 shares subject to presently exercisable options and 11,061 shares held in a self directed account for Mr. John Murphy in the Company's Profit Sharing Plan.
(6) Includes a total of 793,040 shares subject to presently exercisable stock options. Includes 1,592,174 shares as to which Executive Officers and Directors share voting and investment power with others. Does not include 467,513 shares owned by wives and other affiliates of Executive Officers and Directors, as to which such Executive Officers and Directors disclaim beneficial interest.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

       The following information is furnished with respect to the Chief Executive Officer and each of the other four most highly compensated Executive Officers of the Company (collectively, the "Named Executive Officers") and includes salary and bonuses paid by the Company, Cousins Real Estate Corporation ("CREC") and Cousins MarketCenters, Inc. ("CMC").

                                       Annual Compensation (1)          Long Term Compensation
                                       -----------------------          ----------------------

     Name                                                              Securities
      and                                                              Underlying                      All Other
   Principal                                                            Options/          LTIP        Compensation
   Position                         Year      Salary(2)     Bonus         SARs         Payouts (3)         (4)
   ---------                        ----      ---------     -----      ----------      -----------    ------------

Thomas G. Cousins,                  1998    $  400,000  $  300,000         125,000           -         $ 22,624
  Chairman and Chief                1997       400,000     275,000         125,000           -           22,624
  Executive Officer                 1996       350,000     250,000          75,000           -           21,624
Daniel M. DuPree,                   1998       260,000     270,000         100,000           -           17,678
  President and Chief               1997       250,000     225,000         100,000           -           17,678
  Operating Officer                 1996       240,000     200,000          50,000           -           16,678

Craig B. Jones,                     1998       200,000     150,000          40,000           -           17,860
  Senior Vice President and         1997       194,155     120,000          30,000           -           17,860
  President - Office Division       1996       188,500      80,000          20,000           -           16,860
Joel T. Murphy,                     1998       200,000     150,000          40,000           -           17,620
  Senior Vice President and         1997       190,000     100,000          35,000           -           17,620
  President - Cousins               1996       170,000      70,000          25,000           -           16,620
  MarketCenters
John L. Murphy,                     1998       197,245     150,000          25,000           -           18,340
  Senior Vice President             1997       191,500     150,000          25,000           -           18,340
                                    1996       186,000     125,000          25,000      $19,290          17,340

(1) Excludes perquisites and other personal benefits, the aggregate amount of which did not in the case of any individual exceed $20,000 in any year.
(2) Salary amounts disclosed are before reductions in compensation elected by the executives for medical, child care and related benefits.
(3) Long-Term Incentive Plan ("LTIP") Payouts are cash payments made under Deferred Payment Agreements. See footnote (1) to the Aggregated Option table where these Deferred Payment Agreements are discussed.
(4) All Other Compensation for 1998 includes the Company's annual contribution of $16,000 to the Company's Profit Sharing Plan on behalf of each of Messrs. Cousins, DuPree, Jones, Murphy and Murphy, with the remainder for each person representing life insurance premiums paid by the Company on behalf of the Named Executive Officers for life insurance in excess of $50,000. The Company maintains a Profit Sharing Plan for the benefit of all of the Company's full time salaried employees. The annual contribution is determined by the Board of Directors of the Company, CREC and CMC and is allocated among eligible participants. Contributions become vested over a six-year period. Vested benefits are generally paid to participants upon retirement, but may be paid earlier in certain circumstances, such as death, disability, or termination of employment.

                      Option/SAR Grants In Last Fiscal Year

       The following table sets forth certain information with respect to options and SARs granted to the Named Executive Officers for the year ended December 31, 1998.

                                                            Individual Grants
                           ------------------------------------------------------------------------------------
                                          Percent of
                             Number          Total
                               of          Options/
                           Securities        SARs
                           Underlying     Granted to
                            Options/       Employees        Exercise or
                              SARs         in Fiscal        Base Price            Expiration         Grant Date
      Name                 Granted (1)       Year          ($/share) (2)             Date             Value (3)
      ----                 -----------    ----------       -------------          ----------         ----------
Thomas G. Cousins            125,000          20%             $30.375               11/17/08          $566,250
Daniel M. DuPree             100,000          16%             $30.375               11/17/08           453,000
Craig B. Jones                40,000           6%             $30.375               11/17/08           181,200
Joel T. Murphy                40,000           6%             $30.375               11/17/08           181,200
John L. Murphy                25,000           4%             $30.375               11/17/08           113,250


(1) Options vest over a period of five years.
(2) All options were granted at prices equal to the market value of the underlying stock on the date of grant. (3) The Black-Scholes option pricing model was used to determine the grant date value. This model assumes a risk free rate of 8 year U.S. Government Obligations as of grant dates, five year closing price volatility, dividend rates which existed as of the date of grant and an exercise period of 8 years.

               Aggregated Option/SAR Exercises In Last Fiscal Year
                      And Fiscal Year End Option/SAR Values

       The following table sets forth certain information with respect to options/SARs exercised and the value of unexercised options and SARs held by the Named Executive Officers of the Company at December 31, 1998.

                                                              Number of                  Value of
                                                        Securities Underlying           Unexercised
                                 # of                        Unexercised               In-The-Money
                                Shares                    Options and SARs           Options and SARs
                               Acquired                       at FY-End                at FY-End ($)
                                  on            Value       Exercisable/               Exercisable/
            Name               Exercise       Realized    Unexercisable (1)          Unexercisable (2)
            ----               --------       --------  ---------------------        -----------------

       Thomas G. Cousins             -               -     175,000/300,000         $2,213,000/$1,300,625
       Daniel M. DuPree         10,000        $134,375     169,500/238,000         $2,243,313/$1,042,000
       Craig B. Jones            4,500        $ 68,063      56,100/ 86,400         $  736,838/$  387,600
       Joel T. Murphy                -               -      50,600/ 94,900         $  618,525/$  443,600
       John L. Murphy                -               -     103,000/ 72,000         $1,607,000/$  401,125

(1) In order to compensate the holders of unexercised stock options and SARs for decreases in the underlying value of shares subject to the options and SARs which result from certain capital gains distributions to stockholders, the Company issued Deferred Payment Agreements from 1988 to 1991 to holders of unexercised stock options, and adjusted downward the grant value of unexercised SARs, at the time of each such distribution. The Deferred Payment Agreements provide for a fixed cash payment to stock option holders upon exercise of the options in an amount approximately equal to the amount of the capital gain distribution that would have been payable on the shares subject to the options if the options had been exercised prior to the record dates for the distributions.
(2) The value of unexercised in-the-money options has been calculated by reducing the option price per share by amounts payable under the Deferred Payment Agreement before subtracting such price from the fair market price per share of the Company's stock.

                        Committee Report On Compensation

         The Compensation, Succession, Nominating and Board Structure Committee of the Company's Board of Directors (the "Committee") is responsible for ensuring that a proper system of short and long term compensation is in place to provide performance-oriented incentives to management. The Committee's report on compensation is as follows:

         Each executive officer's compensation is determined annually by the Committee. Senior management makes recommendations to the Committee regarding each executive officer's compensation (except the Chief Executive Officer's compensation), including recommendations for base salary for the succeeding year and discretionary cash bonuses and stock incentive awards. The Company conducts a reevaluation annually of compensation of executive officers and certain other management personnel. This is done with the assistance of an outside consulting firm which provides a report setting forth competitive compensation data for executive officer positions and certain other management positions.

         The Company's compensation philosophy is based on a pay for performance approach. The compensation program seeks to reward individual action that contributes to operating unit performance and Company performance. The Company's goal is to be competitive with the marketplace on a total compensation basis, including base salary and annual and long-term incentives:

         - Base Salary. Each executive officer's base salary is based upon the competitive market for the executive officer's services, including the executive's specific responsibilities, experience and overall performance. In keeping with the Company's pay for performance approach, the Company's objective is to set the base salary at the median base salary level of the Company's peers in its industry. Base salaries are adjusted annually, following review of competitive base salary data. Changes in responsibilities also are taken into account in the review process.

         - Annual Incentive Compensation. The Company awards discretionary year-end bonuses. These bonuses reflect the contribution of the individual as well as the performance of the operating unit and the Company as a whole. Assuming an above average performance in a given position, the level of bonus is based upon the median industry bonus for the position. The net result is that base salary and annual incentive compensation will be at a level commensurate with normal, median industry levels where performance is above average or superior.

              The performance measures applicable to a particular position vary according to the functions of the position. Performance measures considered by the Committee included the level of the predevelopment pipeline, the volume of development construction commenced, completion of development projects on time and within budget, execution of tenant leases, property management and leasing results, property sales and financings achieved.

         - Long-Term Incentive Compensation. The Committee believes that extraordinary performance should be rewarded with extraordinary levels of long-term incentive compensation. Long-term incentive compensation also aligns management's interests with that of the stockholders. The Committee believes that stock-based awards are most appropriate for long-term incentive compensation. In early 1999 the Board adopted, subject to shareholder approval, the 1999 Incentive Stock Plan, as described in this Proxy Statement. This plan updates and consolidates existing stock plans, including the "1995 Stock Incentive Plan," which was approved by the stockholders in 1996. Under both sets of plans, various stock-based awards may be made by the Committee, including stock options, restricted stock, performance shares and stock grants. In 1998 the Committee awarded stock options to each of the executive officers. In 1995 the Committee awarded stock to Mr. DuPree, subject to certain employment and performance conditions. In general, these performance conditions are based on stockholder total return and funds from operations per share growth rates over a four to seven year period from the date of the award. The level of shares ultimately earned by Mr. DuPree will depend in part on the total return achieved by the stockholders and in part on the funds from operations per share growth rate achieved by the Company over this period. These performance measures are regarded by the Committee as the most important long-term performance measures.

         The Company maintains a Profit Sharing Plan for the benefit of its executive officers and other employees. The Board of Directors determines the Company's annual contribution under the Profit Sharing Plan. The annual contribution is allocated among eligible employees of the Company in accordance with each such employee's compensation. At December 31, 1998, approximately 70.51% of the Profit Sharing Plan was invested in the Company's Common Stock.

         Mr. Thomas G. Cousins has been the Chief Executive Officer of the Company since its founding in 1958 and beneficially owns approximately 19.64% of the Company's Common Stock. The Committee believes that Mr. Cousins is responsible for much of the Company's success. Mr. Cousins has hired and developed an outstanding management group and has furnished leadership in all areas of the Company's business. In determining Mr. Cousins' bonus for 1998, the Committee considered Mr. Cousins' significant role in the accomplishments of the Company in 1998, including performance measures referred to above.



                                     COMPENSATION, SUCCESSION, NOMINATING
                                     AND BOARD STRUCTURE COMMITTEE

February 22, 1999

                                     Richard W. Courts, II, Chairman
                                     Terence C. Golden
                                     Boone A. Knox
                                     William Porter Payne
                                     Richard E. Salomon

                        Compensation Committee Interlocks
                            and Insider Participation

       The Company's Compensation, Succession, Nominating and Board Structure Committee is comprised of Messrs. Courts, Golden, Knox, Payne and Salomon. None of such directors have any interlocking relationships required to be disclosed in this Proxy Statement.

                 Comparison Of Five Year Cumulative Total Return

       The following table compares cumulative total returns of the Company and the indicated indexes assuming an investment of $100 on December 31, 1993 and reinvestment of dividends.

                                                               Fiscal Year Ended December 31,
                                                     -------------------------------------------------
          Company/Index                              1993       1994       1995       1996       1997       1998
          -------------                              ----       ----       ----       ----       ----       ----
Cousins Properties Incorporated                       $100    $111.21    $137.16    $200.65    $218.71    $252.86
New York Stock Exchange Index                          100      98.06     127.15     153.16     201.50     239.77
Standard & Poor 500 Index                              100     101.32     139.40     171.41     228.59     293.92
NAREIT Equity REIT Index                               100     103.17     118.92     160.86     193.45     159.59
Media General Industry Group 44 -
    Real Estate Index (1)                              100      97.60     137.90     182.69     233.66     238.38

       (1) This index is published by Media General Financial Services and includes the Company and 337 other real estate companies.

                            COMPENSATION OF DIRECTORS

       Each Director who is not an Officer will earn a $22,000 annual retainer plus $1,000 for each Board meeting and each Committee meeting attended. The Stock Plan for Outside Directors and the 1999 Incentive Stock Plan provide that an outside Director may elect to receive Company stock in lieu of cash fees otherwise payable for services as a Director. The price at which such shares are issued is equal to 95% of the market price on the issuance date. On April 21, 1998, each Director was granted 4,000 stock options. Such options have a term of ten years, vest after one year from the date of grant and are exercisable at the closing stock price on the date of grant ($30.00 per share).

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file certain reports with respect to each such person's beneficial ownership of the Company's Common Stock. In addition, Item 405 of Regulation S-K requires the Company to identify in its proxy statement each reporting person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or the prior fiscal year. Based upon information supplied to the Company, the Company believes that the only matters to be reported here are Mr. Salomon's and Mr. Golden's failure to include in their 1998 Form 5 filing the options granted to them in 1998 as described in the preceding section of this Proxy Statement. A corrected Form 5 was filed within 10 days for Mr. Golden and 4 days for Mr. Salomon of the due date for the filing.

                              CERTAIN TRANSACTIONS

       The Company and an affiliate of Thomas G. Cousins, Chairman and Chief Executive Officer of the Company, each own a 50% interest in an airplane and each pay the expenses related to the airplane based upon usage. This airplane was acquired in the fourth quarter of 1994, with payment being made through trade-in of a similarly owned aircraft and payment by the Company and Mr. Cousins' affiliate of their pro rata share of the remainder of the purchase price ($718,000 each). During 1998, the Company and an affiliate of Mr. Cousins also each owned a 50% interest in a company which in turn owned a 50% interest in an airplane hangar. The Company and the affiliate of Mr. Cousins each pay one-fourth of the expenses related to the hangar. The Company's portion of shared airplane and hangar expenses totaled $134,861 in 1998.

       Nonami Enterprises, Inc., a company wholly owned by Mr. Cousins, leased office space from two of the Company's joint ventures in 1998. The base rent, additional rent and storage rent paid by this entity in 1998 totaled $95,713.

       One of the Company's joint ventures leased space to CREC and CMC in 1998. Under the terms of the lease, these entities paid rent at a rate equal to the rate that the Company was obligated to pay for comparable space under its lease with the joint venture. Mr. Cousins and Mr. DuPree are directors of CREC and CMC. Mr. Cousins, Mr. DuPree, Mr. Jones, Mr. Joel Murphy and Mr. John Murphy are officers of CREC or CMC. The financial results of CREC and CMC are included in the Company's consolidated results of operations. Mr. Cousins, Chairman of the Board and Chief Executive Officer of the Company, owns all of the voting Common Stock of CREC. CREC owns all of the Common Stock of CMC.

       In October of 1992, CMC acquired certain assets of New Market Companies, Inc. and certain affiliates (the "NM Entities") (said acquisition referred to as the "NM Acquisition"). Mr. DuPree was a principal owner and employee of the NM Entities. In October of 1992, Mr. DuPree was employed as President of CMC. Prior to the NM Acquisition, Mr. DuPree had personally acquired, either directly or indirectly, ownership interests in certain shopping center properties, including ownership interests in Mansell Crossing Associates ("Mansell"), Ashford Perimeter Associates, L.P. ("Ashford") and Merchants Walk Associates, L.P. ("Merchants")(collectively, the "Partnerships"). Mr. DuPree retained these interests after the NM Acquisition. Either in connection with the NM Acquisition or shortly thereafter, CMC became the developer of the shopping center properties owned by the Partnerships. The terms of CMC's development arrangements were negotiated prior to Mr. DuPree's employment by CMC. In 1998, CMC earned no development fees, leasing fees or other income related to the Partnerships and the NM Acquisition. The Company does not anticipate that Mr. DuPree or any other employee will have an ownership interest in future projects the Company owns or develops. Mr. DuPree has sold his interests in Ashford and Mansell.

       In 1998, W. Michael Murphy & Associates, Inc. ("MMA"), an entity owned by the brother of Mr. Joel T. Murphy, performed services for CREC in connection with the sale of two outparcels. MMA received fees totaling $16,083 for such work.

       In 1996, the Company acquired certain assets of The Lea Richmond Company and The Richmond Development Company (the "Richmond Companies"). Mr. Lea Richmond, III was President of these companies and had significant ownership interests in these companies. Following this acquisition, Mr. Richmond became President - Cousins/Richmond, a division of the Company which manages and develops medical office buildings. The purchase price paid by the Company was $1.8 million, plus contingent future payments of up to an additional $1 million (of which $283,333 was paid through December 31, 1998). The Company manages certain medical office buildings owned by affiliates of the Richmond Companies. In 1998, the Company earned $297,821 in management and other income from these entities. In 1996, the Company purchased 3.28 acres of undeveloped land for a price of $2,214,000 from a partnership in which Mr. Richmond serves as a general partner. The Company also obtained an option from this partnership to buy 13.49 additional acres of undeveloped land. Both sites are suitable for medical office or office development. The option on the 13.49 acres was assigned in December 1997 to a third party in exchange for cash payments and certain development rights. On June 18, 1998 the Company purchased the Northside/Alpharetta I medical office building for a price of $15,579,000, including the assumption of a non-recourse mortgage note payable with a balance of $10,610,000. Mr. Richmond owned a 33.33% interest in an entity that owned 1% of the owner of this building.

                             APPROVAL OF ADOPTION OF
                          THE 1999 INCENTIVE STOCK PLAN

       The Board of Directors has adopted and unanimously recommends that the shareholders approve the Cousins Properties Incorporated 1999 Incentive Stock Plan (the "1999 Plan"), covering the issuance of 895,525 shares of Common Stock, all of which are attributable to shares which are currently available for use under (i) the Cousins Properties Incorporated 1995 Stock Incentive Plan effective as of September 5, 1995, (ii) the Cousins Properties Incorporated
Stock Plan for Outside Directors and (iii) the Cousins Properties Incorporated Stock Appreciation Right Plan (collectively, the "Predecessor Plans") and which now will not be used for new grants under the Predecessor Plans if the 1999 Plan is approved by the shareholders. Thus the approval of the 1999 Plan will not increase the number of shares of Common Stock currently available for grants. The Board may amend the 1999 Plan in the future, without shareholder approval, to increase the number of shares available under the 1999 Plan.

       The 1999 Plan will be approved upon receiving the affirmative vote of holders of a majority of the shares voting at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" approval of the 1999 Plan.

       The primary purpose of the 1999 Plan is to (i) attract and retain key employees and outside directors, (ii) provide an incentive to key employees and outside directors to work to increase the value of the Company's Common Stock, and (iii) to provide key employees and outside directors with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

       The following discussion summarizes the material terms of the 1999 Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the 1999 Plan, a copy of which is attached hereto as Exhibit "A".

                                 Administration

       The 1999 Plan will be administered by a committee of two or more directors serving on the Company's Board of Directors (the "Committee"). Each director, while a member of the Committee, must satisfy the requirements for a "non-employee" director under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). All grants under the 1999 Plan will be evidenced by a certificate that will incorporate such terms and conditions as the Committee deems necessary or appropriate.

                  Coverage, Eligibility and Annual Grant Limits

         The 1999 Plan will provide for the issuance of stock options ("Options") and restricted stock ("Restricted Stock") to certain key employees and to outside directors, for the issuance of stock appreciation rights ("SARs") to certain key employees, and for the issuance of shares of Common Stock in lieu of cash to outside directors. A key employee will be any employee of the Company, Cousins Real Estate Corporation, a "preferred stock subsidiary" (as defined in the 1999 Plan) that has been designated by the Board of Directors as covered by the 1999 Plan, or any subsidiary, parent or affiliate of the Company or Cousins Real Estate Corporation who has been designated by the Committee and who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of one these entities. The Company estimates that there currently are approximately 100 such key employees. No key employee in any calendar year may be granted an Option to purchase more than 300,000 shares of Common Stock or an SAR with respect to more than 300,000 shares of Common Stock.

                                     Options

       Under the 1999 Plan, either incentive stock options ("ISOs"), which are intended to qualify for special tax treatment under Code Section 422, or non-incentive stock options ("Non-ISOs") may be granted to key employees by the Committee, but ISOs can only be granted to key employees of the Company or a subsidiary or parent of the Company. Each Option granted under the 1999 Plan entitles the holder thereof to purchase the number of shares of Common Stock specified in the grant at the option price specified in the related stock option certificate. The terms and conditions of each Option granted under the 1999 Plan will be determined by the Committee, but no Stock Option will be granted at an exercise price which is less than the fair market value of the Common Stock as determined on the grant date in accordance with the 1999 Plan. In addition, if the Option is an ISO that is granted to a ten percent shareholder of the Company, the option price may be no less than 110% of the fair market value of the shares of Common Stock on the grant date. No Option may be exercisable more than ten years from the grant date or, if the Option is an ISO granted to a ten percent shareholder of the Company, it may not be exercisable more than five years from the grant date. Moreover, no participant may be granted ISOs which are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date that the ISO was granted) that exceeds $100,000.

       Each outside director automatically will be granted a Non-ISO as of the first day he or she serves as an outside director to purchase 4,000 shares of Common Stock at an option price equal to the fair market value of the Common Stock determined on the grant date in accordance with the 1999 Plan. Thereafter, each outside director who is serving as such on March 31 of each calendar year and who has served as such for more than ten consecutive months automatically will be granted a Non-ISO as of March 31 of such calendar year to purchase 4,000 shares of Common Stock at an option price equal to the fair market value of the Common Stock as determined on the grant date in accordance with the 1999 Plan.

                            Stock Appreciation Rights

       SARs may be granted by the Committee to key employees under the 1999 Plan, either as part of an Option or as stand alone SARs. The terms and conditions for an SAR granted as part of an Option will be set forth in the related Option certificate while the terms and conditions for a stand alone SAR will be set forth in a related SAR certificate. SARs entitle the holder to receive an amount equal to the excess of the fair market value of one share of Common Stock as of the date such right is exercised over the baseline price specified in the Option or SAR certificate (the "SAR Value"), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. The SAR Value for an SAR will be the fair market value of a share of Common Stock as determined on the grant date in accordance with the 1999 Plan.

                                Restricted Stock

       Restricted Stock may be granted by the Committee to key employees and outside directors under the 1999 Plan subject to such terms and conditions, if any, as the Committee acting in its absolute discretion deems appropriate. The Committee, in its discretion, may prescribe that a key employee's or outside director's rights in a Restricted Stock award will be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the key employee continue employment or the outside director continue service with the Company for a specified period or that the Company or the key employee achieve stated performance or other objectives. Each grant of Restricted Stock shall be evidenced by a certificate which will specify what rights, if any, a key employee or outside director has with respect to such Restricted Stock as well as any conditions applicable to the Restricted Stock.

                              Stock in Lieu of Cash

       An outside director shall have the right to elect in accordance with the procedures stated under the 1999 Plan to receive Common Stock in lieu of cash as part of his or her compensation package with respect to all or a specific percentage of (i) any installment of his or her annual cash retainer fee as an outside director, (ii) any fee payable in cash to him or to her for attending a meeting of the Board of Directors or a committee of the Board of Directors and
(iii) any fee payable in cash to him or to her for serving as the chairperson of a committee of the Board of Directors. Any election to receive Common Stock in lieu of cash which was in effect under the Cousins Properties Incorporated Stock Plan for Outside Directors immediately before the effective date of the 1999 Plan shall remain in effect until revoked under the 1999 Plan. The Company shall have the right to issue the shares of Common Stock which an outside director shall receive in lieu of any cash payment subject to a restriction that the outside director have no right to transfer such share until the applicable holding period requirement, if any, set forth in the exemption under Rule 16b to
Section 16(b) of the 1934 Act has been satisfied.

                               Non-transferability

       No Option, SAR or Restricted Stock will (absent the Committee's consent) be transferable by a key employee or an outside director other than by will or by the laws of descent and distribution, and any Option or SAR will (absent the Committee's consent) be exercisable during a key employee's or outside director's lifetime only by the key employee or outside director.

                           Amendments to the 1999 Plan

       The 1999 Plan may be amended by the Board to the extent it deems necessary or appropriate (but any amendment relating to ISOs will be made subject to the limits of Code Section 422), and the 1999 Plan may be terminated by the Board at any time. The Board may not unilaterally modify, amend or cancel any Option, SAR or Restricted Stock previously granted without the consent of the holder of such Option, SAR or Restricted Stock or unless there is a dissolution or liquidation of the Company or a similar transaction.

                              Adjustment of Shares

       Capital Structure. The number, kind or class of shares of Common Stock reserved for issuance under the 1999 Plan, the annual grant caps, the number, kind or class of shares of Common Stock subject to Options or SARs granted under the 1999 Plan, and the option price of the Options and the SAR Value of the SARs, as well as the number, kind or class of shares of Restricted Stock granted under the 1999 Plan, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company.

       Mergers.  The  Committee  as part of any  transaction  described  in Code
Section 424(a) shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Code Section 424(a)) the number, kind or class of shares of Common Stock reserved for issuance under the 1999 Plan, the number, kind or class of shares of Common Stock underlying any Restricted Stock grants previously made under the 1999 Plan and any related grant and forfeiture conditions, and the number, kind or class of shares of Common Stock subject to Option and SAR grants previously made under the 1999 Plan and the related option price of the Options and SAR Value of the SARs, and, further, shall have the right to make (in any manner which the Committee in its discretion deems consistent with Code Section 424(a)) Restricted Stock, Option and SAR grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants.

                                Change in Control

       Continuation or Assumption of Plan or Grants. If (i) there is a change in control of the Company (as defined in the 1999 Plan) on any date and the 1999 Plan and the outstanding Options, SARs and Restricted Stock granted under the 1999 Plan are continued in full force and effect or there is an assumption of the 1999 Plan or the assumption or substitution of the outstanding Options, SARs and Restricted Stock granted under the 1999 Plan in connection with the change in control of the Company and (ii) (a) a key employee's employment with the Company, Cousins Real Estate Corporation, a preferred stock subsidiary (as defined in the 1999 Plan) that has been designated by the Board of Directors as covered by the 1999 Plan, or any subsidiary, parent or affiliate of the Company or Cousins Real Estate Corporation terminates for any reason within the two-year period starting on the date of the change in control of the Company or (b) an outside director's service on the Board of Directors terminates for any reason within the two-year period starting on the date of the change in control, then any conditions to the exercise of such key employee's or outside director's outstanding Options and SARs and any then outstanding issuance and forfeiture conditions on such key employee's or outside director's Restricted Stock automatically shall expire and shall have no further force or effect on or after the date his or her employment or service so terminates.

       No Continuation or Assumption of Plan or Grants. If there is a change in control of the Company on any date and the 1999 Plan and the outstanding Options, SARs and Restricted Stock granted under the 1999 Plan are not continued in full force and effect or there is no assumption of the 1999 Plan or the assumption or substitution of the Options, SARs and Restricted Stock granted under the 1999 Plan in connection with the change in control of the Company, (i) any conditions to the exercise of outstanding Options and Stock Appreciation Rights granted under the 1999 Plan and any then outstanding issuance and forfeiture conditions on Restricted Stock granted under the 1999 Plan automatically shall expire and shall have no further force or effect on a date selected by the Board of Directors which shall provide each key employee and outside director a reasonable opportunity to exercise his or her Options and SARs and to take such other action as necessary or appropriate to receive the Common Stock subject to any Restricted Stock grants before the date of the change in control and (ii) each then outstanding Option, SAR and Restricted Stock grant may be canceled unilaterally by the Board of Directors immediately before the date of the change in control of the Company.

                                      Loans

       If approved by the Committee, the Company may lend money to, or guarantee loans by a third party to, any key employee to finance the exercise of any Option granted under the 1999 Plan.

                           Term of the 1999 Stock Plan

       No Stock Option, SAR or Restricted Stock shall be granted under the 1999 Plan after February 16, 2009 or, if earlier, on the date on which all of the Common Stock reserved under the 1999 Plan has been issued or no longer is available for use under the 1999 Plan.

                         Federal Income Tax Consequences

       The rules concerning the federal income tax consequences with respect to grants made pursuant to the 1999 Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (i) any federal tax consequences other than income tax consequences or (ii) any state, local or foreign tax consequences that may apply.

       ISOs. In general, a key employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the key employee will be required to treat an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the exercise price as an item of adjustment in computing the key employee's alternative minimum taxable income. If the key employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (i) two years after the date of the grant of the ISO or (ii) one year after the date of exercise of the ISO, a subsequent disposition of the Common Stock will generally result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to any income tax deduction as a result of such disposition. The Company normally will not be entitled to take an income tax deduction at either the grant or the exercise of an ISO.

       If the key employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such individual generally will recognize ordinary income, and the Company will be entitled to an income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements), in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the key employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

       Non-ISOs. A key employee or an outside director will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the key employee or outside director generally will recognize ordinary income and the Company will be entitled to take an income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the key employee or outside director, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

       SARs. A key employee will recognize ordinary income for federal income tax purposes upon the exercise of an SAR under the 1999 Plan for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the key employee will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the key employee receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee in the same taxable year in which the key employee recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

       Restricted Stock. A key employee or outside director is not subject to any federal income tax upon the grant of Restricted Stock, nor does the grant of Restricted Stock result in an income tax deduction for the Company, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under Section 83 of the Code. In the year that the Restricted Stock is no longer subject to a substantial risk of forfeiture, the key employee or outside director will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock transferred to the key employee or outside director, generally determined on the date the Restricted Stock is no longer subject to a substantial risk of forfeiture. If a key employee or outside director is subject to Section 16(b) of the Exchange Act and cannot sell the Common Stock without being subject to liability under such section, the stock will be treated as subject to a substantial risk of forfeiture. If the Restricted Stock is forfeited, the key employee or outside director will recognize no gain.

       A key employee or outside director may make an election under Section 83(b) of the Code to recognize the fair market value of the Common Stock as taxable income at the time of grant of the Restricted Stock. If such an election is made, (i) the key employee or outside director will not otherwise be taxed in the year that the Restricted Stock is no longer subject to a substantial risk of forfeiture and (ii) if the Restricted Stock is subsequently forfeited, the key employee or outside director will be allowed no deduction with respect to such forfeiture. Cash dividends paid to a key employee or outside director on shares of Restricted Stock prior to the date the Restricted Stock is no longer subject to a substantial risk of forfeiture or is forfeited are treated as ordinary income of the key employee or outside director in the year received. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the key employee or outside director when such ordinary income is recognized by the key employee or outside director, provided the Company satisfies applicable federal income tax reporting requirements. Depending on the period shares of Common Stock are held after receipt by the key employee or outside director, the sale or other taxable disposition of such shares will result in short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares generally when the Restricted Stock is no longer subject to a substantial risk of forfeiture.

       Stock in Lieu of Cash. Upon a transfer of Common Stock in lieu of cash to an outside director, the outside director will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock transferred to the outside director, and the Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the outside director when such ordinary income is recognized by the outside director.

                            APPROVAL OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                          TO INCREASE AUTHORIZED SHARES

       The current Restated and Amended Articles of Incorporation ("Articles of Incorporation") were approved by the stockholders in 1997 and amended by the stockholders in 1998. Article 4, paragraph A provides that the Corporation has the authority to issue 50 million shares of Common Stock, $1 par value per share. As of March 10, 1999, the Company had 32,038,802 shares of Common Stock issued and outstanding and an additional 3,406,205 shares reserved for issuance under various benefit plans.

       The Board of Directors of the Corporation has voted to amend the Articles of Incorporation to increase the number of shares of Common Stock, $1 par value per share, authorized from 50 million shares to 150 million shares. At this time, the Company has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock. Nevertheless, the Board of Directors believes that the proposal is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of Common Stock, without the expense and delay of a special shareholders' meeting, in connection with future opportunities for expanding the business, possible stock splits or stock dividends, equity financing, management incentive and employee benefit plans, and for other purposes. Accordingly, the Board vote to amend the Articles of Incorporation provides for the first sentence of Article 4, paragraph A to read as follows:

              The Corporation shall have the authority to issue 150 million shares of Common Stock, $1 par value per share.

       Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's shareholders, except as otherwise required by applicable corporate law or stock exchange policies.

       The affirmative vote of a majority of the shares represented and voting at the meeting is required to approve the amendment to the Articles of Incorporation.

       Management and the Board recommend a vote FOR the amendment to the Articles of Incorporation.

                             PRINCIPAL STOCKHOLDERS

       The following table sets forth certain information concerning each person known to the Company's Board of Directors to be either a Schedule 13G filer or the "beneficial owner," as such term is defined by the rules of the Securities and Exchange Commission, of more than 5% of the outstanding shares of the Company's Common Stock:

     Name and                                                          Percent
      Address                             Amount Beneficially Owned    of Class
     --------                             -------------------------    --------
Thomas G. Cousins                               6,299,318  (1)          19.64%
2500 Windy Ridge Parkway
Suite 1600
Atlanta, Georgia  30339
Southeastern Asset Management, Inc.             3,294,200  (2)(3)       10.33%
6410 Poplar Avenue
Suite 900
Memphis, Tennessee 38119
Cohen & Steers Capital Management, Inc.         2,060,000  (2)(4)        6.46%
757 Third Avenue
New York, New York  10017

(1) Ownership is as of February 1, 1999. Does not include 458,973 shares owned by Mr. Cousins' wife, as to which Mr. Cousins disclaims beneficial interest. Includes 129,663 shares as to which Mr. Cousins shares voting and investment power. Includes 175,000 shares which may be acquired by exercise of options. Because of his beneficial ownership and management position, Mr. Cousins may be deemed to be a control person, as that term is defined by the rules of the Securities and Exchange Commission, of the Company.
(2) Ownership is as of December 31, 1998.
(3) The beneficial owner is an investment advisor. Mr. O. Mason Hawkins is a co-filer of the applicable Schedule 13G in the event he could be deemed a controlling person of the investment advisor. The beneficial owner has indicated that it has sole voting power over 836,700 shares and sole dispositive power over 1,066,700 shares. It also has indicated that it has shared voting power and shared dispositive power over 2,226,300 shares. It has indicated that it has no voting power over 231,200 shares and no dispositive power over 1,200 shares. The beneficial owner also has represented to the Company that neither the beneficial owner nor any of its clients holds shares in violation of Article 11 of the Articles of Incorporation of the Company.
(4) The beneficial owner is an investment advisor. The beneficial owner has indicated that it has sole voting power over 1,794,200 shares and sole dispositive power over 2,060,000 shares. The beneficial owner has provided to the Company information that indicates that neither the beneficial owner nor any of its clients holds shares in violation of Article 11 of the Articles of Incorporation of the Company.

                       APPOINTMENT OF INDEPENDENT AUDITORS

       Arthur Andersen LLP audited the accounts of the Company and its consolidated entities and performed other services for the year ended December 31, 1998. The Board of Directors has not selected the Company's independent auditors for the year ending December 31, 1999, but intends to do so after the date of this Proxy Statement. Should the firm selected be unable to perform the requested services for any reason, the Directors will appoint other independent auditors to serve for the remainder of the year. An Arthur Andersen LLP representative will be present at the Annual Meeting and will have the opportunity to make a statement if such representative so desires and will be available to respond to stockholder questions.

                              FINANCIAL STATEMENTS

       The Company's Annual Report for the year ended December 31, 1998, including audited financial statements, is being mailed together with this Proxy Statement. The Annual Report does not form any part of the materials for solicitation of proxies.

                   STOCKHOLDER PROPOSALS AT THE COMPANY'S NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

       Stockholders who intend to submit proposals for consideration at the Company's next annual meeting of stockholders must submit such proposals to the Company no later than November 30, 1999, in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any stockholder proposal to be considered at next year's annual meeting but not included in the proxy statement must be submitted in writing by February 11, 2000 or the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the meeting. Stockholder proposals should be submitted to Tom G. Charlesworth, 2500 Windy Ridge Parkway, Suite 1600, Atlanta, Georgia 30339.

                                  OTHER MATTERS

       The minutes of the Annual Meeting of Stockholders held on April 21, 1998 will be presented at the meeting, but it is not intended that action taken under the proxy will constitute approval of the matters referred to in such Minutes. The Board knows of no other matters to be brought before the meeting. However, if any other matters should come before the meeting, the persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

                            EXPENSES OF SOLICITATION

       The cost of proxy solicitation will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, telegraph, or mail by one or more Company employees. The Company will also reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals, the beneficial owners of the Company's stock.

                                    TOM G. CHARLESWORTH
                                    Secretary



March 29, 1999

                                   EXHIBIT "A"












                         COUSINS PROPERTIES INCORPORATED

                            1999 INCENTIVE STOCK PLAN

                                TABLE OF CONTENTS

                                                                        Page

ss.1     BACKGROUND AND PURPOSE..........................................A1

ss.2     DEFINITIONS.....................................................A1

         2.1      AFFILIATE..............................................A1
         2.2      BOARD..................................................A1
         2.3      CHANGE IN CONTROL......................................A1
         2.4      CODE...................................................A2
         2.5      COMMITTEE..............................................A2
         2.6      CPI....................................................A2
         2.7      CREC...................................................A3
         2.8      DIRECTOR...............................................A3
         2.9      FAIR MARKET VALUE......................................A3
         2.10     ISO....................................................A3
         2.11     KEY EMPLOYEE...........................................A4
         2.12     1933 ACT...............................................A4
         2.13     1934 ACT...............................................A4
         2.14     NON-ISO................................................A4
         2.15     OLD PLANS..............................................A4
         2.16     OPTION.................................................A4
         2.17     OPTION CERTIFICATE.....................................A4
         2.18     OPTION PRICE...........................................A4
         2.19     PARENT.................................................A5
         2.20     PLAN...................................................A5
         2.21     PREFERRED STOCK SUBSIDIARY.............................A5
         2.22     RESTRICTED STOCK.......................................A5
         2.23     RESTRICTED STOCK CERTIFICATE...........................A5
         2.24     RULE 16B-3.............................................A5
         2.25     STOCK..................................................A5
         2.26     SAR VALUE..............................................A5
         2.27     STOCK APPRECIATION RIGHT...............................A6
         2.28     STOCK APPRECIATION RIGHT CERTIFICATE...................A6
         2.29     SUBSIDIARY.............................................A6
         2.30     TEN PERCENT SHAREHOLDER................................A6

ss.3     SHARES RESERVED UNDER PLAN......................................A6

ss.4     EFFECTIVE DATE..................................................A7

ss.5     COMMITTEE.......................................................A7

ss.6     ELIGIBILITY AND ANNUAL GRANT CAPS...............................A8

ss.7     OPTIONS  A8

         7.1      COMMITTEE ACTION.......................................A8
         7.2      $100,000 LIMIT.........................................A9
         7.3      GRANTS TO DIRECTORS....................................A9
         7.4      OPTION PRICE...........................................A10
         7.5      EXERCISE PERIOD........................................A11

ss.8     STOCK APPRECIATION RIGHTS.......................................A11

         8.1      COMMITTEE ACTION.......................................A11
         8.2      TERMS AND CONDITIONS...................................A12
                  (a)      Stock Appreciation Right Certificate..........A12
                  (b)      Option Certificate............................A12
         8.3      EXERCISE...............................................A13

ss.9     RESTRICTED STOCK................................................A13

         9.1      COMMITTEE ACTION.......................................A13
         9.2      EFFECTIVE DATE.........................................A14
         9.3      CONDITIONS.............................................A14
                  (a)      Conditions to Issuance of Stock...............A14
                  (b)      Forfeiture Conditions.........................A14
         9.4      DIVIDENDS AND VOTING RIGHTS............................A15
         9.5      SATISFACTION OF FORFEITURE CONDITIONS; PROVISION FOR
                  INCOME AND EXCISE TAXES................................A16
         9.6      SECTION 162(M).........................................A16

ss.10    STOCK IN LIEU OF CASH...........................................A16

         10.1     ELECTION...............................................A16
         10.2     ELECTION AND ELECTION REVOCATION PROCEDURE.............A17
         10.3     NUMBER OF SHARES.......................................A17
         10.4     INSUFFICIENT SHARES....................................A18
         10.5     RESTRICTIONS ON SHARES.................................A18

ss.11    NONTRANSFERABILITY..............................................A19

ss.12    SECURITIES REGISTRATION.........................................A19

ss.13    LIFE OF PLAN....................................................A20

ss.14    ADJUSTMENT......................................................A21

         14.1     CAPITAL STRUCTURE......................................A21
         14.2     MERGERS................................................A21
         14.3     FRACTIONAL SHARES......................................A22

ss.15    SALE, MERGER OR CHANGE IN CONTROL...............................A23

         15.1     CONTINUATION OR ASSUMPTION OF PLAN OR GRANTS...........A23
         15.2     NO CONTINUATION OR ASSUMPTION OF PLAN OR GRANTS........A23

ss.16    AMENDMENT OR TERMINATION........................................A24


ss.17    MISCELLANEOUS...................................................A25

         17.1     SHAREHOLDER RIGHTS.....................................A25
         17.2     NO CONTRACT OF EMPLOYMENT..............................A25
         17.3     WITHHOLDING............................................A26
         17.4     CONSTRUCTION...........................................A26
         17.5     OTHER CONDITIONS.......................................A26
         17.6     RULE 16B-3.............................................A27
         17.7     LOANS..................................................A27
                                      ss. 1

                             BACKGROUND AND PURPOSE
                  The purpose of this Plan is to promote the interest of CPI by authorizing the Committee to grant Options and Restricted Stock to Key Employees and Directors and to grant Stock Appreciation Rights to Key Employees in order
(1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee or Director to work to increase the value of Stock and (3) to provide each Key Employee or Director with a stake in the future of CPI which corresponds to the stake of each of CPI's stockholders.

                                      ss. 2

                                   DEFINITIONS
                  2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with CPI or CREC under ss. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under ss. 414(c) of the Code.
                  2.2      Board -- means the Board of Directors of CPI.
                           -----
                  2.3 Change in Control -- means (1) a "change in control" of CPI of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A for a proxy statement filed under Section 14(a) of the 1934 Act,
(2) a "person" (as that term is used in Section 14(d)(2) of the 1934 Act) becomes after the effective date of this Plan the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of CPI, (3) the individuals who at the beginning of any period of two consecutive years or less constitute the Board cease for any reason during such period to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of such period, (4) the shareholders of CPI approve any dissolution or liquidation of CPI or any sale or disposition of 50% or more of the assets or business of CPI or (5) the shareholders of CPI approve a merger or consolidation to which CPI is a party (other than a merger or consolidation with a wholly-owned subsidiary of
CPI) or a share exchange in which CPI shall exchange CPI shares for shares of another corporation as a result of which the persons who were shareholders of CPI immediately before the effective date of such merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.
                  2.4      Code -- means the Internal  Revenue  Code of 1986, as
                           -----
amended.
                  2.5 Committee -- means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under ss. 162(m) of the Code.
                  2.6 CPI -- means Cousins Properties Incorporated and any successor to such corporation.
                  2.7 CREC -- means Cousins Real Estate Corporation and any successor to such corporation.
                  2.8 Director -- means any member of the Board who is not an employee of CPI or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of CPI.
                  2.9 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, if Stock is no longer traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee; or, (2) if no such closing price is available on such date, such closing price as so reported in accordance with ss. 2.8(1) for the immediately preceding business day; or, (3) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.
                  2.10 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of ss. 422 of the Code.
                  2.11 Key Employee -- means an employee of CPI, CREC, a Preferred Stock Subsidiary that has been designated by the Board as covered by this Plan, any Subsidiary of CPI or CREC, any Parent of CPI or CREC, or any Affiliate of CPI or CREC who has been designated by the Committee and who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of CPI, CREC, a Preferred Stock Subsidiary, a Subsidiary of CPI or CREC, a Parent of CPI or CREC or an Affiliate of CPI or CREC.
                  2.12     1933 Act -- means the Securities Act of 1933, as
amended.
                  2.13 1934 Act -- means the Securities Exchange Act of 1934, as amended.
                  2.14 Non-ISO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of ss. 422 of the Code.
                  2.15 Old Plans -- means (1) the Cousins Properties Incorporated 1996 Stock Incentive Plan effective as of September 5, 1995, (2) the Cousins Properties Incorporated Stock Plan for Outside Directors and (3) the Cousins Properties Incorporated Stock Appreciation Right Plan.
                  2.16     Option -- means an ISO or a Non-ISO which is granted
                           ------
under ss.7.

                  2.17 Option Certificate -- means the written certificate which sets forth the terms and conditions of an Option granted to a Key Employee or Director under this Plan.
                  2.18 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.
                  2.19     Parent -- means any  corporation  which is a parent
                           ------
corporation  within the  meaning of ss. 424(e) of the Code.
                  2.20 Plan -- means this Cousins Properties Incorporated 1999 Incentive Stock Plan as effective as of the date adopted by the Board in 1999 and as amended from time to time thereafter.
                  2.21 Preferred Stock Subsidiary --means any entity in which CPI, CREC, any Parent of CPI or CREC, or any Affiliate of CPI or CREC owns capital stock or other equity interests representing the right to receive at least 50% of all dividends or distributions, as applicable, paid by such entity, regardless of whether such stock or other equity interest also entitles the holder thereof to 50% or more of the voting power of all outstanding capital stock or other equity interests of such entity.
                  2.22 Restricted Stock -- means Stock granted to a Key Employee under ss. 9. 2.23 Restricted Stock Certificate -- means the written certificate which sets forth the terms and conditions of a Restricted Stock grant to a Key Employee.
                  2.24     Rule 16b-3 -- means the exemption under Rule 16b-3 to
                           ----------
Section 16(b) of the 1934 Act or any successor to such rule.
                  2.25     Stock -- means $1.00 par value common stock of CPI.
                           -----
                  2.26 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under ss. 8.
                  2.27 Stock Appreciation Right -- means a right to receive the appreciation in a share of Stock which is granted under ss. 8 either as part of an Option or independent of any Option.
                  2.28 Stock Appreciation Right Certificate -- means the written certificate which sets forth the terms and conditions of a Stock Appreciation Right which is granted to a Key Employee independent of an Option.
                  2.29     Subsidiary -- means a corporation which is a
                           ----------
subsidiary  corporation  within the meaning of ss. 424(f) of the Code.
                  2.30 Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of ss. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either CPI, a Subsidiary of CPI or Parent of CPI.

                                      ss. 3

                           SHARES RESERVED UNDER PLAN

                  There shall be 895,525 shares of Stock reserved for use under this Plan for Option grants, Restricted Stock grants and the payment of Stock Appreciation Rights in Stock, all of which are attributable to shares which had been reserved for use under the Old Plans on the effective date of this Plan under ss. 4 and which will not be used for new grants under the Old Plans if this Plan is approved by CPI's shareholders. All such shares of Stock shall be reserved to the extent that CPI deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by CPI. Any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option and any shares of Restricted Stock which are forfeited or canceled and thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again become available for use under this Plan. No additional grants shall be made under the Old Plans if this Plan is approved by CPI's shareholders.

                                      ss. 4

                                 EFFECTIVE DATE

                  The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of CPI (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date. Any Option or Restricted Stock or Stock Appreciation Right granted before such shareholder approval automatically shall be granted subject to such approval.

                                      ss. 5

                                    COMMITTEE

                  This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to ss. 14, ss. 15 and ss. 16 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on CPI, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action.

                                      ss. 6

                        ELIGIBILITY AND ANNUAL GRANT CAPS

                  Only Key Employees who are employed by CPI, a Subsidiary of CPI or a Parent of CPI shall be eligible for the grant of ISOs under this Plan, and Key Employees and Directors shall be eligible for the grant of Non-ISOs and Restricted Stock under this Plan. Only Directors shall be eligible for the grant of Stock in lieu of cash under this Plan, and only Key Employees shall be eligible for the grant of Stock Appreciation Rights under this Plan. No Key Employee in any calendar year shall be granted an Option to purchase more than 300,000 shares of Stock or a Stock Appreciation Right with respect to more than 300,000 shares of Stock.

                                      ss. 7

                                     OPTIONS

                  7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock and, further, the Committee shall have the right to grant new Options in exchange for the cancellation of outstanding Options which have a lower Option Price than the new Options. Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO. The Committee shall have the right to grant a Non-ISO and Restricted Stock to a Key Employee at the same time and to condition the exercise of the Non-ISO on the forfeiture of the Restricted Stock grant.
                  7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this ss. 7.2 in accordance with ss. 422(d) of the Code, and the Committee shall treat this ss.
7.2 as in effect only for those periods for which ss. 422(d) of the Code is in effect.
                  7.3 Grants to Directors. Each Director automatically shall be granted (without any further action on the part of the Committee) a Non-ISO under this Plan as of the first day he first serves as a Director to purchase 4,000 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant. Thereafter, each Director who is serving as such on March 31 of each calendar year and who has served as such for more than ten consecutive months automatically shall be granted (without any further action on the part of the Committee) a Non-ISO under this Plan as of March 31 of such calendar year to purchase 4,000 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant. Each Non-ISO granted under this Plan to a Director shall be evidenced by an Option Certificate, shall be exercisable in full upon grant and shall expire 90 days after a Director ceases to serve as such or, if earlier, on the tenth anniversary of the date of the grant of the Non-ISO. A Non-ISO granted to a Director under this ss. 7.3 shall conform in all other respects to the terms and conditions of a Non-ISO under this Plan, and no Director shall be eligible to receive an Option under this Plan except as provided in this ss. 7.3. A grant of a Non-ISO to a Director under this ss. 7.3 is intended to be granted in a manner which continues to allow such Director to be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of ss. 162(m) of the Code, and all Non-ISOs granted to Directors under this ss. 7.3 shall be construed to effect such intent.
                  7.4 Option Price. The Option Price for each share of Stock subject to an Option which is granted to a Key Employee shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid through any broker facilitated cashless exercise procedure acceptable to the Committee or its delegate. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate.
                  7.5 Exercise Period. Each Option granted under this Plan to a Key Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to a Key Employee exercisable on or after the earlier of
                  (1)      the date such Option is exercised in full, or
                  (2) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or
                  (3) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.
An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

                                      ss. 8

                            STOCK APPRECIATION RIGHTS

                  8.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant a Stock Appreciation Right to a Key Employee under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.
                  8.2      Terms and Conditions.
                  (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock to which the Key Employee has the right to appreciation and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.
                  (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the SAR Value for each share of Stock subject to the Stock Appreciation Right shall be the Option Price for the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.
                  8.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock subject to such Stock Appreciation Right exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from CPI in cash or in Stock, or in a combination of cash and Stock, and any payment in Stock shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this ss. 8.3.

                                      ss. 9

                                RESTRICTED STOCK

                  9.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock to Key Employees and Directors under this Plan from time to time and, further, shall have the right to make new Restricted Stock grants in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee or Director. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions, if any, under which the grant will be effective and the conditions under which the Key
Employee's or Director's interest in the underlying Stock will become nonforfeitable.
                  9.2 Effective Date. A Restricted Stock grant shall be effective (1) as of the date set by the Committee when the grant is made or, (2) if the grant is made subject to one, or more than one, condition, as of the date such conditions have been timely satisfied.
                  9.3      Conditions.
                  (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Restricted Stock to a Key Employee or Director subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or Director in particular, and the related Restricted Stock Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Restricted Stock grant shall be issued in the name of a Key Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by CPI pending the satisfaction of the forfeiture conditions, if any, under ss. 9.3(b) for the related Restricted Stock grant. (b) Forfeiture Conditions. The Committee acting in its absolute discretion may make Restricted Stock issued in the name of a Key Employee or Director subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or Director in particular, including a condition which results in a forfeiture if a Key Employee or Director exercises a Non-ISO granted in tandem with his or her Restricted Stock grant, and the related Restricted Stock Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Key Employee's or Director's nonforfeitable interest in the shares of Stock underlying a Restricted Stock grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Restricted Stock grant shall be unavailable under ss. 3 after such grant is effective unless such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under ss. 3 as of the date of such failure.
                  9.4 Dividends and Voting Rights. Each Restricted Stock Certificate shall specify what rights, if any, a Key Employee or Director shall have with respect to the Stock issued in his or her name, including rights to dividends and to vote, pending the forfeiture of such Stock or the lapse of each forfeiture condition, if any, with respect to such Stock. Furthermore, the Committee may grant dividend equivalent rights on Restricted Stock while such Stock remains subject to an issuance condition under ss. 9.3(a) under which a cash equivalent to a dividend shall be paid when a dividend is paid, and any such dividend equivalent right shall be set forth in the related Restricted Stock Certificate.
                  9.5 Satisfaction of Forfeiture Conditions; Provision for Income and Excise Taxes. A share of Stock shall cease to be Restricted Stock at such time as a Key Employee's or Director's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee or Director as soon as practicable thereafter. The Committee acting in its absolute discretion shall have the power to authorize and direct the payment of a cash bonus (or to provide in the terms of the Restricted Stock Certificate for CPI to make such payment) to a Key Employee or Director to pay all, or any portion of, his or her federal, state and local income tax liability which the Committee deems attributable to his or her interest in his or her Restricted Stock grant becoming nonforfeitable and, further, to pay any such tax liability attributable to such cash bonus.
                  9.6 Section 162(m). Except where the Committee deems it in the best interests of CPI, the Committee shall use its best efforts to grant Restricted Stock either (1) subject to at least one condition which can result in the Restricted Stock qualifying as "performance-based compensation" under ss. 162(m) of the Code if the shareholders of CPI approve such condition and the Committee takes such other action as the Committee deems necessary or appropriate for such grant to so qualify under ss. 162(m) or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for the grant.

                                     ss. 10

                              STOCK IN LIEU OF CASH

                  10.1 Election. Each Director shall have the right on or after the effective date of this Plan to elect (in accordance with ss. 10.2) to receive Stock in lieu of cash as part of his or her compensation package with respect to all or a specific percentage of:
                  (a) any installment of his or her annual cash retainer fee as a Director;
                  (b) any fee payable in cash to him or to her for attending a meeting of the Board or a committee of the Board; and
                  (c) any fee payable in cash to him or to her for serving as the chairperson of a committee of the Board. Any election to receive Stock in lieu of cash which was in effect under the Cousins Properties Incorporated Stock Plan for Outside Directors immediately before the effective date of this Plan shall remain in effect under this Plan until revoked under ss. 10.2.
                  10.2 Election and Election Revocation Procedure. An election by a Director under ss. 10.1 to receive Stock in lieu of cash shall be made in writing and shall be effective as of the date the Director delivers such election to the Secretary of CPI. An election may apply to one, or more than one, cash payment described in ss. 10.1. After a Director has made an election under this ss. 10.2, he or she may elect to revoke such election or may elect to revoke such election and make a new election. Any such subsequent election shall be made in writing and shall be effective as of the date the Director delivers such election to the Secretary of CPI. There shall be no limit on the number of elections which a Director can make under this ss. 10.2.
                  10.3 Number of Shares. The number of shares of Stock which a Director shall receive in lieu of any cash payment shall be determined by CPI by dividing the amount of the cash payment which the Director has elected under ss.
10.1 to receive in the form of Stock by 95% of the Fair Market Value of a share of Stock (1) on the date of a regular quarterly Board meeting with respect to shares of Stock to be issued for fees earned on the date of such a meeting or
(2) on the date of the next regular quarterly Board meeting with respect to shares of Stock to be issued for fees earned between regular quarterly Board meetings, and by rounding down to the nearest whole share of Stock. Such shares shall be issued to the Director as of the date of a regular quarterly Board meeting with respect to shares of Stock to be issued for fees earned on the date of such a meeting or on the date of the next regular quarterly Board meeting with respect to shares of Stock to be issued for fees earned between regular quarterly Board meetings.
                  10.4 Insufficient Shares. If the number of shares of Stock available under this Plan is insufficient as of any date to issue the Stock called for under ss. 10.3, CPI shall issue Stock under ss. 10.3 to each Director based on a fraction of the then available shares of Stock, the numerator of which fraction shall equal the amount of the cash payment to the Director on which the issuance of such Stock was to be based under ss. 10.1 and the denominator of which shall equal the amount of the total cash payments to all Directors on which the issuance of such Stock was to be based under ss. 10.1. All elections made under this ss. 10 thereafter shall be null and void, and no further Stock shall be issued under this Plan with respect to any such elections.
                  10.5 Restrictions on Shares. CPI shall have the right to issue the shares of Stock which a Director shall receive in lieu of any cash payment subject to a restriction that the Director have no right to transfer such Stock (except to the extent permissible under Rule 16b-3) for the six month period which starts on the date the Stock is issued or to take such other action as CPI deems necessary or appropriate to make sure that the Director satisfies the applicable holding period requirement, if any, set forth in Rule 16b-3.

                                     ss. 11

                               NONTRANSFERABILITY

         No Option, Restricted Stock or Stock Appreciation Right shall (absent the Committee's consent) be transferable by a Key Employee or an Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Key Employee's or Director's lifetime only by the Key Employee or Director. The person or persons to whom an Option or Restricted Stock or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Key Employee or Director.

                                     ss. 12

                             SECURITIES REGISTRATION

         Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option or a Stock Appreciation Right or the satisfaction of the forfeiture conditions under a Restricted Stock Certificate, the Key Employee or Director shall, if so requested by CPI, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by CPI, shall deliver to CPI a written statement satisfactory to CPI to that effect. As for Stock issued pursuant to this Plan, CPI at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Key Employee or Director under the 1933 Act or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Key Employee or Director; however, CPI shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Key Employee or Director.

                                     ss. 13

                                  LIFE OF PLAN

         No Option, Restricted Stock or Stock Appreciation Right shall be granted under this Plan on or after the earlier of

                  (1) the tenth anniversary of the effective date of this Plan (as determined under ss. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions, if any, on such Stock have been satisfied in full, or
                  (2) the date on which all of the Stock reserved under ss. 3 has (as a result of the exercise of Options or the payment in Stock upon the exercise of Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Restricted Stock granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                     ss. 14

                                   ADJUSTMENT

                  14.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3, the annual grant caps described in ss. 6, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class of shares of Restricted Stock granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of CPI, including, but not limited to, such changes as stock dividends or stock splits.
                  14.2 Mergers. The Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3. Furthermore, the Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock underlying any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) to make Restricted Stock, Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, option or appreciation right grants.
                  14.3 Fractional Shares. If any adjustment under this ss. 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss. 14 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under ss. 3" within the meaning of ss. 16.

                                     ss. 15

                                CHANGE IN CONTROL

                  15.1  Continuation  or  Assumption  of Plan or Grants.  If (1)
there is a Change in Control of CPI on any date and this Plan and the outstanding Options, Stock Appreciation Rights and Restricted Stock granted under this Plan are continued in full force and effect or there is an assumption of this Plan or the assumption or substitution of the outstanding Options, Stock Appreciation Rights and Restricted Stock granted under this Plan in connection with such Change in Control and (2) (i) a Key Employee's employment with CPI, CREC, a Preferred Stock Subsidiary that has been designated by the Board as covered by this Plan, any Subsidiary of CPI or CREC, any Parent of CPI or CREC, or any Affiliate of CPI or CREC terminates for any reason within the two-year period starting on the date of the Change in Control or (ii) a Director's service on the Board terminates for any reason within the two-year period starting on the date of the Change in Control, then any conditions to the exercise of such Key Employee's or Director's outstanding Options and Stock Appreciation Rights and any then outstanding issuance and forfeiture conditions on such Key Employee's or Director's Restricted Stock automatically shall expire and shall have no further force or effect on or after the date his or her employment or service so terminates.
                  15.2 No Continuation or Assumption of Plan or Grants. If there is a Change in Control of CPI on any date and this Plan and the outstanding Options, Stock Appreciation Rights and Restricted Stock granted under this Plan are not continued in full force and effect or there is no assumption of this Plan or the assumption or substitution of the Options, Stock Appreciation Rights and Restricted Stock granted under this Plan in connection with such Change in Control, (1) any conditions to the exercise of outstanding Options and Stock Appreciation Rights granted under this Plan and any then outstanding issuance and forfeiture conditions on Restricted Stock granted under this Plan automatically shall expire and shall have no further force or effect on a date selected by the Board which shall provide each Key Employee and Director a reasonable opportunity to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Restricted Stock grants before the date of the Change in Control and (2) each then outstanding Option, Stock Appreciation Right and Restricted Stock grant may be canceled unilaterally by the Board immediately before the date of the Change in Control.

                                     ss. 16

                            AMENDMENT OR TERMINATION

                  This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of CPI required under ss. 422 of the Code (1) to increase the number of shares of stock reserved under ss. 3 for ISO grants, or (2) to change the class of employees eligible for Options which are ISOs. The Board also may suspend the granting of Options or Stock Appreciation Rights or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option, Stock Appreciation Right or Restricted Stock granted before such suspension or termination unless
(1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of CPI or a transaction described in ss. 14 or ss. 15.

                                     ss. 17

                                  MISCELLANEOUS

                  17.1 Shareholder Rights. No Key Employee or Director shall have any rights as a shareholder of CPI as a result of the grant of an Option or a Stock Appreciation Right granted to him or her under this Plan or his or her exercise of such Option or Stock Appreciation Right pending the actual delivery of the Stock subject to such Option to such Key Employee or Director. Subject to ss. 9, a Key Employee's or Director's rights as a shareholder in the shares of Stock underlying a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Certificate.
                  17.2 No Contract of Employment. The grant of an Option or a Stock Appreciation Right or Restricted Stock to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate, or Restricted Stock Certificate.
                  17.3 Withholding. Each Option, Stock Appreciation Right and Restricted Stock grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee or Director. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Restricted Stock Certificate that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.
                  17.4 Construction. All references to sections (ss.) are to sections (ss.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Georgia. Finally, each term set forth in ss. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.
                  17.5 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Restricted Stock Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option or a Stock Appreciation Right or a Restricted Stock grant) enter into any agreement or make such representations prepared by CPI, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or Restricted Stock grant or provides for the repurchase of such Stock by CPI under certain circumstances.
                  17.6 Rule 16b-3. The Committee shall have the right to amend any Option, Restricted Stock or Stock Appreciation Right grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.
                  17.7 Loans. If approved by the Committee, CPI may lend money to, or guarantee loans made by a third party to, any Key Employee to finance the exercise of any Option granted under this Plan, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan. If approved by the Committee, CPI also may, in accordance with a Key Employee's instructions, transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by the Key Employee for financing the exercise of such Option.

                  IN WITNESS WHEREOF, CPI Corporation has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                         COUSINS PROPERTIES INCORPORATED


                                         By:______________________________

                                         Date:____________________________

                 Please sign the proxy card below, detach it at
                      the perforation and return it in the
                               enclosed envelope.























                             Fold and Detach Here
     ===========================================================================









               COUSINS PROPERTIES INCORPORATED-Proxy Solicited on
                 Behalf of the Board of Directors FOR THE ANNUAL
                       MEETING OF STOCKHOLDERS-May 4, 1999

   The undersigned hereby appoints T. G. Cousins, Richard W. Courts, II and William Porter Payne, and each of them, proxies with full power of substitution for and in the name of the undersigned, to vote all shares of stock of Cousins Properties Incorporated which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held Tuesday, May 4, 1999, 2:00 p.m. local time, and at any adjournments thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement dated March 29, 1999 and upon any other business that may properly come before the meeting or any adjournments thereof.

   Said proxies are directed to vote or refrain from voting pursuant to said Proxy Statement as follows, and otherwise in their discretion upon all other matters that may properly come before the meeting or any adjournments thereof.

1.  Election of Directors: For all nominees  listed below  (except
                           as indicated to the contrary*)               ___
                           WITHHOLD AUTHORITY to vote for all nominees
                           listed below                                 ___
*INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

  Richard W. Courts, II        T.G. Cousins                Lillian C. Giornelli
  Terence C. Golden            Boone A. Knox               William Porter Payne
  Richard E. Salomon

2.  FOR___AGAINST___ABSTAIN___     Approval of adoption  of the 1999  Incentive
                                   Stock Plan, which replaces the existing stock and stock appreciation right plans.

3.  FOR___AGAINST___ABSTAIN___     Approval of amendment of the  Restated   and
                                   Amended Articles of  Incorporation  to
                                   increase  the number  of shares  of  Common
                                   Stock, $1 par value per share, authorized for issuance from 50 million to 150 million shares.

                             Continued on other side

                              Fold and Detach Here
     ===========================================================================







                            Continued from other side
THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS INDICATED WILL BE VOTED "FOR" THE ABOVE PROPOSALS AND NOMINEES.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated March 29, 1999.

                                         Dated_________________________________


                                         Signed:_______________________________


                                         Signed:_______________________________
                                         Signature of Stockholder(s)

                                         Please date this proxy and sign exactly
                                         as your name(s) appears hereon.  If
                                         stock is held jointly, each owner must
                                         sign.  When signing as attorney or in a
                                         fiduciary capacity, please give full
                                         title.  A corporation must sign in full
                                         corporate name by an authorized
                                         officer.  A partnership must sign in
                                         partnership name by an authorized
                                         person.



                                    PLEASE  VOTE,  SIGN AND DATE THIS PROXY AND
                                    PROMPTLY  RETURN IT IN THE ENCLOSED ENVELOPE
                                    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
                                    MEETING. IF YOU ATTEND THE ANNUAL MEETING,
                                    YOU MAY REVOKE THE PROXY AND VOTE THE SHARES
                                    IN PERSON.

                                                     March 12, 1999


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, DC  20549

     RE: Cousins Properties Incorporated - Commission File No. 2-20111; Preliminary Proxy materials for the Annual Meeting of Shareholders to be held on May 4, 1999

Gentlemen:

     On behalf of Cousins Properties Incorporated (the "Company"), we enclose herewith for filing pursuant to Rule 14a-6 of the Securities Exchange Act of 1934, as amended, a copy of the Company's Preliminary Proxy Statement and Form of Proxy for use in connection with the Company's Annual Meeting of Shareholders to be held on May 4, 1999.

     As required by Item 10, Instruction 3 of Schedule 14A, the Company's 1999 Incentive Stock Plan is attached as Exhibit A to the Preliminary Proxy Statement. The Company previously has registered, or anticipates registering as soon as practicable after shareholder approval the additional shares under the 1999 Incentive Stock Plan under the Securities Act of 1933, as amended, by filing a Registration Statement on Form S-8.

     The definitive proxy materials and a copy of the Company's Annual Report to
Shareholders   will  be   distributed   on  March  26,  1999  to  the  Company's
shareholders.

     The Company's Common Stock is listed on the New York Stock Exchange.

     If you have any questions regarding the enclosed, please contact the undersigned.

                                           Sincerely,



                                           Tom G. Charlesworth
                                           Senior Vice President
                                           Cousins Properties Incorporated
Enclosures